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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARBOR REALTY TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 Arbor Realty Trust, Inc.

SUPPLEMENT TO NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

Annual Meeting

        This Supplement provides updated information with respect to the 2012 Annual Meeting of Stockholders (the "Meeting") of Arbor Realty Trust, Inc. (the "Company") to be held on May 23, 2012, at 1:00 p.m. (local time), at the Teleconference Center on the lower level of 333 Earle Ovington Boulevard, Uniondale, New York, for the purposes set forth in the Notice of Annual Meeting of Stockholders, dated April 20, 2012, and the accompanying Proxy Statement (together, the "Proxy Statement").

        The Proxy Statement; the Notice of Internet Availability of Proxy Materials (the "Internet Notice") and proxy card or voting instruction form were mailed on or about April 20, 2012 to all stockholders entitled to vote at the Meeting. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement and the Internet Notice remains accurate and should be considered in voting your shares.

Compensation Committee Approval of 2011 Bonus and 2012 Compensation Levels for Ivan Kaufman, the Company's Chief Executive Officer and the Chairman of the Company's Board of Directors

        On May 2, 2012, the Company's "independent directors" (as such term is defined under applicable New York Stock Exchange corporate governance rules) approved the payment by the Company of a $1,000,000 cash bonus to Mr. Ivan Kaufman with respect to his work on behalf of the Company for the year ended December 31, 2011. A revised Executive Compensation table, taking into account Mr. Kaufman's 2011 cash bonus, is set forth below:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Ivan Kaufman	2011	$800,000	(2)	$1,000,000	(2)	$0	$0	(2)	$1,800,000
Chief Executive Officer	2010	$800,000	(2)	$0	(2)	$0	$0	(2)	$800,000
and President	2009	$800,000	(2)	$0	(2)	$0	$0	(2)	$800,000
Paul Elenio	2011	$300,000	(2)	$320,000	(2)	$171,500	$4,423	(2)	$795,923
Chief Financial Officer	2010	$318,750	(2)	$318,750	(2)	$0	$4,279	(2)	$641,779
	2009	$270,000	(2)	$135,000	(2)	$39,300	$18,927	(2)	$463,227
Fred Weber	2011	$500,000		$2,000,000		$68,600	$6,225	(3)	$2,574,825
Executive Vice President—	2010	$500,000		$2,000,000		$0	$5,922	(3)	$2,505,922
Structured Finance	2009	$500,000		$2,000,000	(2)	$39,300	$87,099	(3)	$2,626,399
Gene Kilgore	2011	$500,000		$900,000		$257,250	$5,817	(4)	$1,663,067
Executive Vice President—	2010	$500,000		$1,276,303		$0	$5,274	(4)	$1,781,577
Structured Securitization	2009	$500,000		$600,000		$39,300	$45,873	(4)	$1,185,173
John Felletter	2011	$225,000		$275,000		$34,300	$6,090	(5)	$540,390
Senior Vice President—	2010	$225,000		$275,000		$0	$5,355	(5)	$505,355
Asset Management	2009	$225,000		$275,000		$19,650	$4,163	(5)	$523,813

(1)
Represents the aggregate grant date fair value of restricted common stock awards granted in 2011 and 2009, determined in accordance with FASB ASC Topic 718. No stock awards were granted to executive officers in 2010. See "Executive Compensation—Compensation Discussion and

  Analysis—Forms of Compensation—Stock-Based Awards for 2011" for further information on stock awards.

(2)
Messrs. Kaufman and Elenio do not receive cash compensation or benefits directly from us for serving as our executive officers. They are employed and directly compensated by our Manager, Arbor Commercial Mortgage, which was reimbursed $800,000 and $620,000 in cash as the Company's allocable portion of the annual compensation payable to Messrs. Kaufman and Elenio, respectively, in 2011, $800,000 and $637,500 in cash as the Company's allocable portion of the annual compensation payable to Messrs. Kaufman and Elenio, respectively, in 2010 and $800,000 and $405,000 in cash as the Company's allocable portion of the annual compensation payable to Messrs. Kaufman and Elenio, respectively, as well as a $450,000 bonus payable to Mr. Weber in 2009. In addition, the Company's independent directors approved the payment by the Company to Mr. Kaufman of a $1,000,000 cash bonus with respect to his work on behalf of the Company for the year ended December 31, 2011. Mr. Elenio also received $4,116 for matching contributions to his 401(k) plan and $307 for basic term life insurance for 2011, $3,749 for matching contributions to his 401(k) plan and $530 for basic term life insurance for 2010 and a $15,187 reimbursement for taxes personally paid in 2009 upon the acceleration of the vesting of restricted stock, $3,308 for matching contributions to his 401(k) plan and $432 for basic term life insurance for 2009, reimbursed by us.

(3)
Amounts for 2011 represent $5,145 for Company matching contributions to the 401(k) plan and $1,080 for basic term life insurance; amounts for 2010 represent $4,410 for Company matching contributions to the 401(k) plan and $1,512 for basic term life insurance; amounts for 2009 represent a $81,912 reimbursement for taxes personally paid in 2009 upon the acceleration of the vesting of restricted stock, $3,675 for Company matching contributions to the 401(k) plan and $1,512 for basic term life insurance.

(4)
Amounts for 2011 represent $5,145 for Company matching contributions to the 401(k) plan and $672 for basic term life insurance; amounts for 2010 represent $4,410 for Company matching contributions to the 401(k) plan and $864 for basic term life insurance; amounts for 2009 represent a $41,334 reimbursement for taxes personally paid in 2009 upon the acceleration of the vesting of restricted stock, $3,675 for Company matching contributions to the 401(k) plan and $864 for basic term life insurance.

(5)
Amounts for 2011 represent $5,145 for Company matching contributions to the 401(k) plan and $945 for basic term life insurance; amounts for 2010 represent $4,410 for Company matching contributions to the 401(k) plan and $945 for basic term life insurance; amounts for 2009 represent $3,375 for Company matching contributions to the 401(k) plan and $788 for basic term life insurance.

        The Company's independent directors also set the amount of Mr. Kaufman's 2012 base salary payable by the Company at $1,000,000, a $200,000 increase from the amount of his 2011 base salary payable by the Company. This amount represents the portion of the total cash amount payable by Arbor Commercial Mortgage, the Company's external manager, to Mr. Kaufman that the Company will reimburse its manager for pursuant to the cost reimbursement provisions of the Company's management agreement with its external manager. In addition, the Compensation Committee established that Mr. Kaufman's 2012 bonus potential payable by the Company would be $1,000,000. The ultimate amount of cash bonus paid to Mr. Kaufman for 2012 will be subject to the evaluation of Mr. Kaufman's performance during 2012 by the Company's independent directors.

Voting; Revocability of Proxies

        If you have already submitted a proxy to vote your shares, either by returning a completed proxy card or voting instruction form or by internet or telephone voting, you do not need to re-submit your

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proxy unless you wish to change your vote. Proxy votes already returned by stockholders will remain valid and will be voted at the Meeting unless revoked. Shares represented by proxy votes submitted before the Meeting will be voted for the director nominees and designees submitted by the Board of Directors and described in the Proxy Statement.

        If you have not yet voted your shares, please do so as soon as possible. You may vote by following the instructions for voting on the Internet Notice or by completing, signing, dating and returning your proxy card or voting instruction form or voting by internet or telephone as described in the Proxy Statement. Stockholders may revoke any previously delivered voting proxy at any time before it is voted at the Meeting by sending a written revocation, by submitting another proxy vote with a later date, by attending the Meeting and voting in person or, in the case of stockholders whose shares are voted through a bank or broker, by contacting your bank or brokerage firm.

Other Matters

        Other than Proposal No. 1 in the Proxy Statement regarding Election of Directors, no other agenda items presented in the Proxy Statement are affected by this Supplement. You should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the Meeting other than those presented in the Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named as the proxies in the Proxy Statement to vote the shares they represent in accordance with their best judgment on each of such matters.

May 7, 2012

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ANNUAL MEETING OF STOCKHOLDERS OF ARBOR REALTY TRUST, INC. May 23, 2012 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.arborrealtytrust.com/cm.htm Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends a vote FOR ALL NOMINEES in Proposal 1. Proposal 1. Election of directors to serve on the Board of Directors of Arbor Realty Trust, Inc. (the “Company”). O Karen K. Edwards O William Helmreich O William C. Green O Melvin F. Lazar The Board of Directors recommends a vote FOR Proposal 2. Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012. The Board of Directors recommends a vote FOR Proposal 3. Proposal 3. An amendment to the Company’s charter to lower each of the aggregate stock ownership limit and the common stock ownership limit from 7.0 percent to 5.0 percent. Proposal 4. To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20430030000000000000 5 052312 FOR AGAINST ABSTAIN

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends a vote FOR ALL NOMINEES in Proposal 1. Proposal 1. Election of directors to serve on the Board of Directors of Arbor Realty Trust, Inc. (the “Company”). O Karen K. Edwards O William Helmreich O William C. Green O Melvin F. Lazar The Board of Directors recommends a vote FOR Proposal 2. Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012. The Board of Directors recommends a vote FOR Proposal 3. Proposal 3. An amendment to the Company’s charter to lower each of the aggregate stock ownership limit and the common stock ownership limit from 7.0 percent to 5.0 percent. Proposal 4. To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF ARBOR REALTY TRUST, INC. May 23, 2012 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20430030000000000000 5 052312 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.arborrealtytrust.com/cm.htm FOR AGAINST ABSTAIN

0 14475 ARBOR REALTY TRUST, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2012 The undersigned stockholder of Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), hereby appoints Paul Elenio and Walter K. Horn, and each of them, the proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on May 23, 2012 at 1:00 p.m., local time, at The Teleconference Center on the lower level of 333 Earle Ovington Boulevard, Uniondale, New York and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all proxies possessed by the undersigned if personally present at the meeting. This proxy, when properly executed, will be voted in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" all nominees listed in Proposal 1 and "FOR" Proposals 2 and 3. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)

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Arbor Realty Trust, Inc.
SUPPLEMENT TO NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT